                                  EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K/A, with the Company's previously filed Registration Statement File No. 333-08717.

ARTHUR ANDERSEN LLP

Seattle, Washington
June 1, 1999